Goodrich Corporation Full Year and Fourth Quarter 2004 Results
February 7, 2005

Forward Looking Statements
Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s future plans, objectives and expected performance. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially.
Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 Joint Strike Fighter and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company’s filings with the Securities and Exchange Commission and in the Company’s February 7, 2005 Full Year 2004 Results press release.
The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events.

Financial and Operational Overview

Recent Significant Developments
• Fourth quarter 2004 sales grew 12 percent, compared to fourth quarter 2003
• Sales increases in all channels and for all reportable segments
• Fourth quarter 2004 operating income included after tax amounts for the following previously disclosed items:
• Partial settlement with Northrop Grumman , $15 million
• Charge for early conclusion of Boeing 717 production, $4 million
• Early long-term debt retirement premiums and costs, $8 million
• Total long-term debt reduced by $131 million in fourth quarter 2004
• Additional pension plan funding of $78 million in fourth quarter 2004
• Cash balance remained strong at $298 million at December 31, 2004
• 2005 outlook unchanged
• Four additional awards for the Boeing 787 Dreamliner aircraft
• Favorable Coltec tax case ruling
Another strong quarter of execution in-line with expectations

Airbus A380 & Boeing 787 Awards
A380 787 Passenger Version Passenger Version
Nacelles
Engine Fan Case/Other Specialty
Aerostructures Products
Landing Gear
Power Generation/Distribution
Sensors
Engine Controls
Fuel & Proximity Systems
Flight Control Actuation
Lighting
Wheels and Brakes
Evacuation Systems
Cargo Systems
Specialty Seating Pending
Significant market penetration on new programs
Note: Shaded areas indicate Goodrich positions

Quarterly Sales Trends
Sales ($ in Millions)
Sales increased significantly during fourth quarter 2004
Note: All sales restated to reflect discontinued operations

Fourth Quarter 2004 — Financial Summary
4th Qtr 4th Qtr (Dollars in Millions, excluding EPS) 2004 2003 Change
Sales $1,262 $1,130 12%
Segment operating income $116 $99 17%
- % of Sales 9.2% 8.8% +0.4%
Income
- Continuing Operations and Net Income $37 $23 61%
Diluted EPS
- Continuing Operations and Net Income $0.30 $0.19 58%

Full Year 2004 — Financial Summary
Full Year Full Year (Dollars in Millions, excluding EPS) 2004 2003 Change
Sales $4,725$ 4,383 8%
Segment operating income $493$ 316 56%
- % of Sales 10.4% 7.2% +3.2%
Income
- Continuing operations $156$ 38 311% - Net income $172$ 100 72%
Diluted EPS
- Continuing operations $1.30$ 0.33 294% - Net income $1.43$ 0.85 68%

Fourth Quarter 2004 Financial Change Analysis
(Dollars in Millions) After-tax Income from Diluted Item Sales Continuing EPS Operations
Fourth Quarter 2003 — from Continuing Operations $1,130 $23 $0.19
§ Increased overall volume, efficiency, mix, change in share count, other $110 $30 $0.24
§ Charges for Boeing 717 program, partial settlement with Northrop Grumman ($19) ($0.16)
Non-recurrence of § 2003 PW4000 charge $10 $0.08
§ Increased new program development expenditures (R&D, Bid and Proposal, other) ($13) ($0.11)
Foreign exchange sales and income § impacts — —
Stock-based compensation § expensing ($2) ($0.01)
Federal and state tax settlements and § adjustments $13 $0.11
§ Debt retirement costs ($8) ($0.06)
§ P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) $3 $0.02
Fourth Quarter 2004 -from Continuing Operations $1,262 $37 $0.30

2004 Outlook
As noted in the Company’s October 26, 2004 earnings release (the “Release”), the Company’s earnings outlook for 2004 (“2004 Outlook”) did not take into account the impact of charges associated with the following items that are reflected in the fourth quarter 2004 results:
• Partial settlement with Northrop Grumman relating to the acquisition of TRW Aeronautical Systems
• Early conclusion of Boeing 717 production;
• Additional early retirement of long-term debt in late December 2004 using a portion of the proceeds of the Northrop Grumman partial settlement, which resulted in debt premiums and associated costs greater than the amounts reflected in the 2004 Outlook.
The 2004 Outlook also assumed an income tax rate of that was higher than the 22% income tax rate actually reported for the full year 2004. As a result, the Company’s reported income tax expense was less than it would have been had the assumed income tax rate of 31%, less the third quarter 2004 favorable state tax settlement of $6.8 million, been in effect for the full year.
• The income tax rate of 22% for the full year 2004 reflected favorable state and foreign tax settlements, adjustments related to state income taxes and to the finalization of its 2003 federal tax return, offset in part by additional reserves for certain income tax issues.

GOODRICH

2004 Outlook

The following table is provided solely to assist investors in understanding the charges and tax changes discussed on the preceding slide (page 9). Amounts included in the column under the caption "Reduced Income Tax Rate" are non-GAAP numbers and represent the difference between the full year 2004 income tax expense that would have resulted from application of the 31% income tax rate, less the favorable state tax settlement of $6.8 million announced during the third quarter 2004, assumed in the 2004 Outlook and from application of the 22% income tax rate actually reported for the full year 2004. Management believes that these non-GAAP numbers are useful to investors in understanding the differences between the Company's 2004 Outlook and its actual 2004 results.

		Impact of items not included in October 26, 2004 Outlook					
(Dollars in Millions, excluding EPS)	As Reported	Northrop Grumman Partial Settlement Charge	Boeing 717 Charge	Additional Debt Premiums and Costs	Reduced Income Tax Rate	Total of Items	October 2004 Outlook
Sales	$4,725						$4,700 – 4,750 (high end)
Segment operating income							
Airframe Systems	$90	($9)				($9)	$91 – 99
Engine Systems	$265	($11)	($7)			($18)	$270 – 280
Electronics Systems	$138	($3)				($3)	$132 – 138
Subtotal – Segment operating income	$493	($23)	($7)			($30)	$493 - 517
Corporate G&A Costs	($93)						--
Other expense - net	($61)			($2)		($2)	--
Interest expense - net	($140)						--
Income from continuing operations	$199	($23)	($7)	($2)		($32)	--
Income tax expense	($43)	$8	$3	$1	$10	$22	--
Cumulative effect of change in accounting	$16						--
Net Income	$172	($15)	($4)	($1)	$10	($10)	$174 - 180
Diluted EPS							
Continuing operations	$1.30	($0.12)	($0.04)	($0.01)	$0.08	($0.09)	$1.32 – 1.37
Cumulative effect of change in accounting	$0.13						$0.13
Net income	$1.43	($0.12)	($0.04)	($0.01)	$0.08	($0.09)	$1.45-1.50
Weighted average shares	120.3						120.5

Fourth Quarter 2004 Airframe Systems Segment
4th Quarter 4th Quarter Change Dollars in Millions 2004 2003 $ %
Sales $424 $393 $31 8% Segment OI $16 $17 ($1) (3%) % Sales 3.8% 4.2% N/A -0.4% Included above:
Facility Closure and Headcount Reductions/Asset Impairment ($2) ($1) ($1) N/A
Northrop Grumman Partial Settlement ($9) — ($9) N/A
§ Major Variances:
§ Sales increased primarily due to:.
· Favorable currency translation on non-U.S. dollar sales, primarily in the actuation systems and landing gear businesses,
· Higher landing gear commercial OE sales volumes,
· Higher commercial aircraft wheel and brake sales volume, and
· Higher commercial and military sales of actuation systems.
§ Segment Operating Income
· Favorable sales volume, more than offset by:
- Charge of $9 million associated with the partial settlement with Northrop Grumman, and
- Increased new program development costs, primarily in actuation systems in support of the A380 program.

A380 Actuation System Current Status
• Most complex and largest commercial flight control system
• Joint development and production by multiple Goodrich business units (Actuation Systems, Engine Control Systems, Fuel and Utility Systems, and Power Systems)
• Combines conventional and electro-hydraulic actuation
• Lighter weight, improved reliability, and lower total cost
• Redesign/retrofit program on schedule
• Redesigned motor drive electronics currently in test phase
• Expect approved product mid-year
• Expect retrofit effort to be substantially completed in 2005
• Evaluating potential claim against Northrop Grumman
Financial impact essentially complete in 2005

Fourth Quarter 2004
Engine Systems Segment

Dollars in Millions	4th Quarter 2004	4th Quarter 2003	Change	
			$	%
Sales	$517	$447	$70	16%
Segment OI	$56	$44	$12	28%
% Sales	10.8%	9.8%	N/A	+1.0%
Included above:				
▪ Facility Closure and Headcount Reductions/Asset Impairment	($1)	--	($1)	N/A
▪ Northrop Grumman Partial Settlement	($11)	--	($11)	N/A
▪ Boeing 717 charge	($7)	--	($7)	N/A
▪ PW4000 Charge	--	($15)	$15	N/A

- **Major Variances:**
  - **Sales increased primarily due to :**
    - **Higher aerostructures engine OE and U.S. military sales volume,**
    - **Higher cargo systems aftermarket sales volume,**
    - **Favorable currency translation on non-U.S. dollar sales, primarily in the engine controls business,**
    - **Increased sales volume of military original equipment and aftermarket engine controls, and**
    - **Higher sales volume of turbine fuel engine components for U.S. military and regional aircraft applications and to the power generation market.**
  - **Segment Operating Income**
    - **Increased due primarily to higher sales volume as described above,**
    - **The absence in the fourth quarter 2004 of a $10 million charge associated with early termination of original equipment deliveries of Pratt and Whitney PW4000 engine nacelle components, which was recorded in the fourth quarter 2003.**
    - **The increase in Engine Systems segment operating income was partially offset by the following:**
      - **Charge of $11 million associated with the partial settlement with Northrop Grumman,**
      - **Charge of $7 million for early conclusion of Boeing 717 production,**
      - **Increased aerostructures contract costs for certain U.S. military and regional jet applications, and**
      - **Increased new program development costs for aerostructures and engine controls.**

§ Major Variances:
§ Sales
· Increased primarily due to:
- Higher sales volume of regional and business jet aircraft original equipment and aftermarket products for de-icing & specialty systems, sensor systems, power systems and lighting systems,
- Higher military and space original equipment sales in optical and space systems, power systems and sensor systems offsetting lower sales in fuel & utility systems, and
- Higher commercial aftermarket sales in aircraft interior product s and sensor systems.
· Partially offsetting the increase in sales were:
- Decreases in sales in the commercial original equipment products for Airbus programs in aircraft interior products, and
-Decreases in sales of military and space aftermarket products in most businesses.
§ Segment Operating Income
· Increased proportionally with the higher sales volume described above.
· Partially offset by:
- Charge of $3 million associated with the partial settlement with Northrop Grumman,
- Increased investments in research and development costs and bid and proposal costs in an effort to win new programs, and
- Operational inefficiencies in propulsion products.

Summary Cash Flow Information
Item 4th Qtr 4th Qtr 2003 (Dollars in Millions) 2004
Net income from continuing operations $ 37 $ 23
Net restructuring and consolidation, asset impairments — ($ 1)
Depreciation and Amortization $ 58 $ 56
Working Capital – (increase)/decrease – defined as the sum of A/R, Inventory and A/P $98 $ 58
Tax refund – received in fourth quarter 2003 — $ 52
Other current assets and other non-current assets and liabilities, deferred income taxes and taxes payable $ 61 $ 47
Pension contributions ($ 78) ($ 21)
Cash Flow from Operations* $ 176 $ 214
* Included in Cash Flow from Operations
Partial settlement with Northrop Grumman $ 89 —
Cash Payments for Restructuring
Capital Expenditures
4th Qtr 4th Qtr 2004 2003 —— —
$37
— — $23
— —
$58 (
—— -
$98 $1
—— —
— )
— $56 $61 —
—— $58 ($ —
—— $52 78 —
—— $47 ) —
$176 ($
—— —
$89 21
—— —
( )
—— $214 $5 —
—— —
) —
($ (
—— -
70 $9
—— —
) ) ($ 50 )
—— —
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[Graphic Appears Here]
R&D Investment
2004 Total R&D = $348 Million
8 7 6 5 4 3 2 1 0
[Graphic Appears Here]
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(%) R&D/Sales
[Graphic Appears Here]
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1999 2000
2001 2002
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Prelim.
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[Graphic Appears Here]
Debt Retirement Progress Since Acquisition of Aeronautical Systems
Total Debt and
$ in Millions
$3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0
[Graphic Appears Here]
Total debt and QUIPS reduced $1,136M or 37%; Net debt and QUIPS reduced $1,288M or 45%
Note: See page 30 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated.
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Sales by Market Channel
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Full Year 2004 Sales by Market Channel Total Sales $4,725M
Total Military and Space 30%
Other 6%
Total Commercial OE
29%
[Graphic Appears Here]
2004 growth
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[Graphic Appears Here]
Sales by Market Channel 2004 Change Analysis — Actual GR Change Comparisons — Primary Full Year 2004 4th Qtr 2004 Market Channel Market Drivers vs. Full Year vs. 4th Qtr 2003 2003 —— —
Military and Space – US, UK OE and Aftermarket Defense 8% 14 % Budgets
—
Boeing and Airbus – Aircraft 4% 12%
OE Production Deliveries
—— —
Regional, Business & Aircraft 27% 37 % General Aviation — OE Deliveries
—— —— —
Aftermarket – Large ASMs, Age, Commercial and Regional, Cycles, Fleet 8% 7 % Business and GA size
—— —
Heavy Airframe Maintenance Aircraft aging, 2% 7 % Parked Fleet
—
Other Various 5% 6%
—— —— —— —
Goodrich Total Sales 8% 12%
—— —— —
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[Graphic Appears Here]
Outlook
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[Graphic Appears Here]
Expectations for Goodrich 2005 Sales
Average Expected Growth
2004 Sales Sales by Market Channel Mix
2004 Actual Change
2005 Expected Change
Low Single Digit Growth
Approx. 12% Approx. Flat Approx. 5%
>10% Flat
$5.0 – $5.1B
Military and Space – 30% 8 % OE and Aftermarket — Boeing and Airbus – 23% 4 % OE Production — Regional, Business & General 6% 27 % Aviation — OE — Aftermarket – Large Commercial 32% 8 % and Regional, Business and GA — Heavy Airframe Maintenance 3% 2% —— —— — Other 6% 5% —— —— — Goodrich Total Sales $4.7 B 8% —— —
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[Graphic Appears Here]
2005 Outlook P&L Summary ($M) — Actual Estimate 2004 2005 B/(W) —— —— —
Sales $ 4.725 B $5.0-5.1B + 6-8 % Segment Income $ 493 $555-585 + 13-19% Margin % 10.4% 11.0-11.5% + 0.6 – 1.1 % Net Income $ 172 $195-220 + 13 — 28 % EPS (Diluted)
— - Continuing Operations $ 1.30 $1.60-1.80 + 23 — 38%
—— —— —— —— —
- Reported $ 1.43 $1.60-1.80 + 12 — 26 % Shares Outstanding 120.3 M ~ 122.5 M ~ 2%
—— —— —— —
Strong sales and earnings growth
Note: The current earnings and cash flow from operations outlook for 2005 does not include any premiums and associated costs, or interest expense savings, related to early retirement of debt during 2005 or resolution of the previously disclosed Rohr and Coltec tax litigation.
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[Graphic Appears Here]
2005 Outlook — Pension Assumptions
(All Plans: Qualified & Non-Qualified)
Pension Expense Pension Contributions
$M
150 125 100 75 50 25 0
§ Pension assumptions:
[Graphic Appears Here]
Asset Returns
- U.S.
- U.K.
Discount Rate
- U.S.
- U.K.
[Graphic Appears Here]
[Graphic Appears Here]
Actual Actual Estimate 2003 2004 2005 —— —— —
9.00% 9.0% 9.0% 8.50% 8.5% 8.5%
—— —— —
6.875% 6.25% 5.875% 6.0% 5.75% 5.50%
—— —— —
· No smoothing of asset returns for 80% of plans
• 2005 expense based on 12/31/04 measurement date, plan assets at FMV ($2.5B) • No required contributions for 2005
• Significant voluntary contributions still projected as part of plan to return to full funding
• Portion of previously expected 2005 contributions accelerated to 2004
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2005 Outlook Foreign Exchange Considerations
§ Goodrich foreign currency exposure Ø Approx. 85-90% of sales in US dollars
Ø Approx. 70-75% of pre-tax costs in US dollars Ø Euro, Pound and Canadian $ represent 98% of exposure Ø Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence
§ Goodrich 2005 exposure
Ø Currently hedged on about 90% of 2005 expected exposure Ø Unhedged portion subject to FX rate fluctuations until hedged or realized Ø Expect $20 – 25 million negative impact to pre-tax income, versus 2004 – included in current outlook Ø Active programs to reduce net exposure (outsourcing, contract terms)
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Goodrich – Culture
• Highest levels of integrity • Entrepreneurial, fast moving and empowered • Key functions recently aligned at enterprise level to leverage size, capabilities • Experienced, stable management team • Accountability • Customer focus • Technology leadership
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Goodrich – Strategic Imperatives
Top Quartile Aerospace Returns
Balanced Growth
• Use portfolio mass and breadth to capture market share • Win new program positions • Pursue Military Markets and Government funding opportunities • Aftermarket products and services expansion
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Leverage the Enterprise
• Manage investments at the portfolio level • Provide Enterprise Shared Services • Leverage SBU capabilities into integrated, higher level systems • Simplify customer interfaces –act as “One Company”
Operational Excellence
• Push aggressive Supply Chain Management and Continuous Improvement
• Drive breakthrough change in product and development costs using LPD and DFSS
• Improve Enterprise manufacturing and engineering efficiencies

What Investors Should Expect from Goodrich in 2005
§ Key focus in 2005 – operational excellence and margin improvement
§ Complete redesign effort, and substantially complete the retrofit, for A380 actuators
§ Focused on the business
• “Blocking and Tackling”
- Cash flow — Margin improvement — Actuation business operational improvement — Working capital management — Cost reduction • New product development — Continue investing in new products and systems
• Continue to reduce leverage • Target $150 — $200 million debt retirement
• Transparency of financial results and disclosure
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Supplemental Information
Reconciliation of Debt Retirement to GAAP Financial Measures — Adjustments — to get to Pro-forma* 09/30/04 9/30/2002 10/1/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 06/30/04 12/31/2004 —— — Pre-positioned Elements of Total Debt Cash —— — Short-term bank debt $(200.0) $ 1.0 —— —— — Current maturities of long-term debt and capital lease obligations $- $ 2.4 —— —— — Long-term debt and capital lease obligations $- $1,899.4 —— —— — Total Debt $(200.0) $1,902.8 —— —— — Adjustments: — Manditory redeemable preferred securities of trust (QUIPS) - current $- $- —— —— — Manditory redeemable preferred securities of trust (QUIPS) $- $- —— —— — Total debt + QUIPS $(200.0) $1,902.8 —— —— — Cash and cash equivalents $(200.0) $ 297.9 —— —— — Net Debt + QUIPS** $- $1,604.9 —— —— —
* In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million.
**Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company’s capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company’s presentation may not be comparable to other similarly titled measures reported by other companies.
*** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.
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